REINSURANCE	12 Months Ended
Dec. 31, 2011
REINSURANCE
REINSURANCE

5. REINSURANCE

In the ordinary course of business, the insurance subsidiaries assume and cede premiums with other insurance companies. A large portion of the reinsurance is put into effect under contracts known as treaties and, in some instances, by negotiation on each individual risk (known as facultative reinsurance). In addition, there are several types of treaties including: quota share, excess of loss and catastrophe reinsurance contracts that protect against losses over stipulated amounts arising from any one occurrence or event. The arrangements allow us to pursue greater diversification of business and serve to limit the maximum net loss to a single event, such as a catastrophe. Through the quantification of exposed policy limits in each region and the extensive use of computer-assisted modeling techniques, we monitor the concentration of risks exposed to catastrophic events.

Through the purchase of reinsurance, we also generally limit our net loss on any individual risk to a maximum of $3.0 million, although retentions can range from $0.2 million to $8.8 million.

Premiums written and earned along with losses and settlement expenses incurred for the years ended December 31 are summarized as follows:

(in thousands)	2011	2010	2009
WRITTEN
Direct	$629,727	$586,624	$614,887
Reinsurance assumed	72,380	49,692	16,313
Reinsurance ceded	(152,469)	(151,176)	(161,284)
Net	$549,638	$485,140	$469,916
EARNED
Direct	$625,963	$599,669	$640,034
Reinsurance assumed	66,984	47,637	14,289
Reinsurance ceded	(154,495)	(153,924)	(162,362)
Net	$538,452	$493,382	$491,961
LOSSES AND SETTLEMENT EXPENSES INCURRED
Direct	$180,768	$265,903	$245,671
Reinsurance assumed	60,076	29,586	9,696
Reinsurance ceded	(40,760)	(94,157)	(51,979)
Net	$200,084	$201,332	$203,388

The growth in reinsurance assumed premium and losses are largely driven by a facultative property business unit formed in 2008 and several assumed reinsurance treaties, including crop, undertaken and managed by home office staff. The assumed business is made up of short-tail property, catastrophe, and multi-peril crop and hail reinsurance. The majority of this assumed reinsurance is proportional and a large portion of the assumed incurred losses can be attributed to crop-related reinsurance, which we began offering in 2010, and a specialty property treaty that experienced unusually high weather-related loss activity in 2011. Losses for each crop season are ultimately determined and paid subsequent to December 31 of the crop year reinsured. We continue to utilize reinsurance to reduce overall volatility and to mitigate risk on new businesses we enter.

At December 31, 2011, we had prepaid reinsurance premiums and recoverables on paid and unpaid losses and settlement expenses totaling $389.9 million. More than 95 percent of our reinsurance recoverables are due from companies with financial strength ratings of “A” or better by A.M. Best and S&P rating services.

The following table displays net reinsurance balances recoverable, after consideration of collateral, from our top 10 reinsurers, as of December 31, 2011. All other reinsurance balances recoverable, when considered by individual reinsurer, are less than 2 percent of shareholders’ equity.

	Amounts
	Recoverable	A.M. Best	S&P
Reinsurer	(in thousands)	Rating	Rating
Munich Re / HSB	$69,014	A+, Superior	AA-, Very Strong
Endurance Re	57,486	A, Excellent	A, Strong
Axis Re	30,034	A, Excellent	A+, Strong
Transatlantic Re	26,889	A, Excellent	A+, Strong
Aspen UK Ltd.	26,738	A, Excellent	A, Strong
Swiss Re /Westport Ins. Corp.	25,770	A+, Superior	AA-, Very Strong
Gen Re	23,634	A++, Superior	AA+, Very Strong
Berkley Insurance Co.	18,455	A+, Superior	A+, Strong
Lloyds of London	15,118	A, Excellent	A+, Strong
Toa-Re	13,510	A+, Superior	A+, Strong

Ceded unearned premiums and reinsurance balances recoverable on paid losses and settlement expenses are reported separately as an asset, rather than being netted with the related liability, since reinsurance does not relieve us of our liability to policyholders. Such balances are subject to the credit risk associated with the individual reinsurer. We continually monitor the financial condition of our reinsurers and actively follow up on any past due or disputed amounts. As part of our monitoring efforts, we review their annual financial statements and SEC filings for those reinsurers that are publicly traded. We also review insurance industry developments that may impact the financial condition of our reinsurers. We analyze the credit risk associated with our reinsurance balances recoverable by monitoring the A.M. Best and S&P ratings of our reinsurers. In addition, we subject our reinsurance recoverables to detailed recoverability tests, including a segment based analysis using the average default rating percentage by S&P rating, which assists us in assessing the sufficiency of the existing allowance. Additionally, we perform an in-depth reinsurer financial condition analysis prior to the renewal of our reinsurance placements.

Our policy is to charge to earnings, in the form of an allowance, an estimate of unrecoverable amounts from reinsurers. This allowance is reviewed on an ongoing basis to ensure that the amount makes a reasonable provision for reinsurance balances that we may be unable to recover. Once regulatory action (such as receivership, finding of insolvency, order of conservation, order of liquidation, etc.) is taken against a reinsurer, the paid and unpaid recoverable for the reinsurer are specifically identified and written off through the use of our allowance for estimated unrecoverable amounts from reinsurers. When we write-off such a balance, it is done in full. We then re-evaluate the remaining allowance and determine whether the balance is sufficient as detailed above and if needed, an additional allowance is recognized and income charged. The amounts of allowances for uncollectible amounts on paid and unpaid recoverables were $13.7 million and $14.8 million, respectively, at December 31, 2011. At December 31, 2010, the amounts were $14.1 million and $15.1 million, respectively. We have no receivables with a due date that extends beyond one year that are not included in our allowance for uncollectible amounts, other than the receivable related to our crop reinsurance program. The amount receivable under our crop reinsurance business, which represents $31.3 million of our total premiums and reinsurance balances receivable at December 31, 2011, is not contractually due until the final settlement of the 2011 crop year which will occur during the second quarter of 2012.